EXHIBIT 99.1


FOR IMMEDIATE RELEASE

For More Information:
R. Daniel Blanton                                John Marsh
President & CEO                                  President
Southeastern Bank Financial Corporation          Marsh Communications LLC
706-481-1010                                     770-458-7553


                    Southeastern Bank Financial Corporation
                    Reports Record Second Quarter Earnings

AUGUSTA, Ga., July 22, 2005 - Southeastern Bank Financial Corporation (OTCBB:GBFP), the holding company for Georgia Bank & Trust Company of Augusta, today reported record net income for the second quarter of 2005. For the three months ended June 30, 2005, net income was $2.4 million, compared to $2.2 million in the second quarter of 2004, an increase of 11.6 percent. Diluted earnings per share for the second quarter of 2005 were $0.45, compared to $0.41 for the second quarter of 2004, a 9.8 percent increase.

Total assets at June 30, 2005, were $786.3 million, and total deposits were $616.1 million. This reflects an increase of 15.9 percent in assets and 14.4 percent in deposits over June 30, 2004, when total assets and deposits were $678.6 million and $538.7 million, respectively. Net interest income for the second quarter of 2005 totaled $7.2 million, a 14.4 percent increase from $6.3 million for the same period of 2004.

"Strong growth in net interest income fueled our performance during the second quarter," said President and Chief Executive Officer R. Daniel Blanton. "Generating a double-digit increase in our core banking operations in a rising interest rate environment is a testament to the talent of our people, our community-focused approach to banking and the strength of the Augusta metro economy."

Asset growth continued on a strong pace during the second quarter, and asset quality remained solid, as annualized net charge-offs for the quarter totaled
0.03 percent. As of June 30, 2005, loans outstanding were $552.3 million, reflecting an increase of $90.5 million, or 19.6 percent, compared to the same period last year. Annualized return on average assets was 1.25 percent for the second quarter of 2005, and annualized return on average shareholder's equity was 16.04 percent.

Net income for the six months ended June 30, 2005, totaled $4.5 million, a 7.9 percent increase over the $4.2 million reported in the same period of 2004. Diluted earnings per share for the six months ended June 30, 2005, were $0.84, versus $0.78 per share for the six months ended June 30, 2004, a 7.7 percent increase.


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
Net interest income for the first six months of 2005, a measure of core earnings, was $13.8 million, up 11.6 percent from the $12.4 million in the comparable six months of 2004. Noninterest income was $5.9 million for the first six months of 2005, down from $6.1 million in the same period of 2004, reflecting a slowing of mortgage origination volume due to the rising interest rate environment.

"Looking ahead, as we approach $1 billion in assets within our Augusta metro market, we are embarking on a strategy to continue growing both inside and outside of our current market, including a new branch in Athens, Ga., and a federally chartered thrift in Aiken, S.C.," said Blanton. "During the past five years we have achieved much success in metro Augusta, including doubling our profitability and increasing loans and deposits at a double-digit rate. We aim to continue that success here and in our new markets."

About Southeastern Bank Financial Corporation
Southeastern Bank Financial Corporation is the $786 million-asset bank holding company of Georgia Bank & Trust Company of Augusta, the largest locally owned and operated community bank in the Augusta metro market, with eight full-service offices. The company also has mortgage operations in Augusta and Savannah. The bank focuses primarily on real estate, commercial and consumer loans to individuals, small to medium-sized businesses and professionals, and also provides wealth management & trust services. The company's common stock is publicly traded on the OTC Bulletin Board under the symbol GBFP. For more information, please visit the company's Web site, www.georgiabankandtrust.com.

Safe Harbor Statement - Forward-Looking Statements
Statements made in this release by Georgia Bank Financial Corporation (The Company) other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made based upon management's belief as well as assumptions made by, and information currently available to, management pursuant to "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual results may differ materially from the results anticipated in forward-looking statements due to a variety of factors, including: unanticipated changes in the Bank's local economy and in the national economy; governmental monetary and fiscal policies; deposit levels, loan demand, loan collateral values and securities portfolio values; difficulties in interest rate risk management; the effects of competition in the banking business; changes in governmental regulation relating to the banking industry, including regulations relating to branching and acquisitions; failure of assumptions underlying the establishment of reserves for loan losses, including the value of collateral underlying delinquent loans; and other factors. The Company cautions that such factors are not exclusive. The Company does not undertake to update any forward-looking statement that may be made from time to time by, or on behalf of, the Company.


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

                      SOUTHEASTERN BANK FINANCIAL CORPORATION AND SUBSIDIARY
                                   Consolidated Balance Sheets

                                ASSETS                                June 30,
                                                                        2005        December 31,
                                                                     (Unaudited)        2004
                                                                    -------------  --------------
Cash and due from banks                                             $ 18,455,904   $  13,186,173
Federal funds sold                                                    14,594,000      12,326,000
Interest-bearing deposits in other banks                               1,012,118         512,024
                                                                    -------------  --------------
         Cash and cash equivalents                                    34,062,022      26,024,197

Investment securities
  Available-for-sale                                                 166,150,557     152,637,090
  Held-to-maturity, at cost (fair values of
    $3,947,419 and $3,997,361, respectively)                           3,776,234       3,776,428

Loans held for sale                                                   18,515,627      14,778,614

Loans                                                                533,770,596     479,391,209
  Less allowance for loan losses                                      (8,677,660)     (7,930,366)
                                                                    -------------  --------------
        Loans, net                                                   525,092,936     471,460,843

Premises and equipment, net                                           18,228,058      18,437,500
Accrued interest receivable                                            4,164,211       3,638,247
Intangible assets, net                                                   139,883         139,883
Bank-owned life insurance                                             11,648,537      11,463,591
Other assets                                                           4,532,665       4,160,918
                                                                    -------------  --------------

                                                                    $786,310,750   $ 706,517,311
                                                                    =============  ==============

                      LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits
  Noninterest-bearing                                               $ 87,738,653   $  80,798,355
  Interest-bearing:
    NOW accounts                                                      92,719,311      80,417,657
    Savings                                                          265,079,711     225,533,029
    Money management accounts                                         25,060,686      25,142,955
    Time deposits over $100,000                                      110,317,208     106,835,743
    Other time deposits                                               35,168,950      38,056,932
                                                                    -------------  --------------
                                                                     616,084,519     556,784,671

Federal funds purchased and securities sold
  under repurchase agreements                                         56,951,647      44,581,259
Advances from Federal Home Loan Bank                                  46,000,000      40,000,000
Other borrowed funds                                                     900,000         900,000
Accrued interest and other liabilities                                 5,072,679       5,271,556
                                                                    -------------  --------------
        Total liabilities                                            725,008,845     647,537,486
                                                                    -------------  --------------

Stockholders' equity:
  Common stock, $3.00 par value; 10,000,000
    shares authorized; 5,281,104 and 5,287,100 shares issued
    In 2005 and 2004 respectively; 5,256,807 and 5,249,604 shares
    outstanding in 2005 and 2004 respectively                         15,837,681      15,855,669
  Additional paid-in capital                                          34,234,758      34,381,141
  Retained earnings                                                   12,002,520       8,878,633
  Treasury stock, at cost 24,297 and 37,496 shares in
    2005 and 2004, respectively                                         (332,755)       (497,127)
  Accumulated other comprehensive income                                (440,299)        361,509
                                                                    -------------  --------------
        Total stockholders' equity                                    61,301,905      58,979,825
                                                                    -------------  --------------

                                                                    $786,310,750   $ 706,517,311
                                                                    =============  ==============

See accompanying notes to consolidated financial statements.


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

                      SOUTHEASTERN BANK FINANCIAL CORPORATION AND SUBSIDIARY
                               Consolidated Statements of Income

                                        (Unaudited)

                                                   Three Months Ended          Six Months Ended
                                                        June 30,                   June 30,
                                               -------------------------  --------------------------
                                                   2005         2004          2005          2004
                                               ------------  -----------  ------------  ------------
Interest Income:
  Loans, including fees                        $ 9,271,626   $6,791,048   $17,515,164   $13,431,392
  Investment securities                          1,936,599    1,712,465     3,701,141     3,419,308
  Federal funds sold                                95,762        9,006       151,369        17,230
  Interest-bearing deposits in other banks           6,766           14         9,199            43
                                               ------------  -----------  ------------  ------------
    Total interest income                       11,310,753    8,512,533    21,376,873    16,867,973
                                               ------------  -----------  ------------  ------------

Interest expense:
  Deposits                                       3,244,981    1,674,482     5,890,571     3,314,020
  Federal funds purchased and securities sold
    under repurchase agreements                    350,430      134,421       622,400       311,809
  Other borrowings                                 554,263      445,930     1,062,090       878,037
                                               ------------  -----------  ------------  ------------
    Total interest expense                       4,149,674    2,254,833     7,575,061     4,503,866
                                               ------------  -----------  ------------  ------------

    Net interest income                          7,161,079    6,257,700    13,801,812    12,364,107

Provision for loan losses                          515,269      131,197       986,963       519,920
                                               ------------  -----------  ------------  ------------

    Net interest income after provision
      for loan losses                            6,645,810    6,126,503    12,814,849    11,844,187
                                               ------------  -----------  ------------  ------------

Noninterest income:
  Service charges and fees on deposits           1,354,425    1,227,462     2,565,475     2,286,369
  Gain on sales of loans                         1,298,399    1,628,426     2,340,582     2,905,106
  Investment securities losses, net                (40,051)     (85,293)      (39,260)       (4,542)
  Retail investment income                         121,603      108,983       203,566       204,538
  Trust service fees                               150,024      135,831       306,936       258,070
  Increase in cash surrender value of
    bank-owned life insurance                      102,157      126,823       184,946       252,086
Miscellaneous income                               202,201      112,612       327,303       211,944
                                               ------------  -----------  ------------  ------------
    Total noninterest income                     3,188,758    3,254,844     5,889,548     6,113,571
                                               ------------  -----------  ------------  ------------

Noninterest expense:
  Salaries                                       3,014,016    3,120,656     5,763,555     5,633,780
  Employee benefits                                775,925      730,100     1,585,369     1,496,955
  Occupancy expenses                               682,433      642,195     1,355,526     1,261,359
  Other operating expenses                       1,734,410    1,654,695     3,239,572     3,354,625
                                               ------------  -----------  ------------  ------------
    Total noninterest expense                    6,206,784    6,147,646    11,944,022    11,746,719
                                               ------------  -----------  ------------  ------------
    Income before income taxes                   3,627,784    3,233,701     6,760,375     6,211,039

Income tax expense                               1,222,052    1,076,978     2,270,654     2,048,226
                                               ------------  -----------  ------------  ------------
    Net income                                 $ 2,405,732   $2,156,723   $ 4,489,721   $ 4,162,813

                                                                                         (continued)


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

                            SOUTHEASTERN BANK FINANCIAL CORPORATION AND SUBSIDIARY
                                    Consolidated Statements of Income

                                              (Unaudited)

                                                                Three Months Ended       Six Months Ended
                                                                     June 30,                June 30,
                                                              ----------------------  ----------------------
                                                                 2005        2004        2005        2004
                                                              ----------  ----------  ----------  ----------
Basic net income per share                                    $     0.46  $     0.41  $     0.85  $     0.79
                                                              ==========  ==========  ==========  ==========

Diluted net income per share                                  $     0.45  $     0.41  $     0.84  $     0.78
                                                              ==========  ==========  ==========  ==========

Weighted average common shares outstanding                     5,256,807   5,247,204   5,255,175   5,247,204
                                                              ==========  ==========  ==========  ==========

Weighted average number of common and
  common equivalent shares outstanding                         5,343,086   5,323,482   5,337,433   5,323,786
                                                              ==========  ==========  ==========  ==========

See accompanying notes to consolidated financial statements.


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